UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-05831
                                                     ---------

                         The Primary Income Funds, Inc.

                              700 N. Water Street
                              Milwaukee, WI  53202
                    ----------------------------------------
                    (Address of principal executive offices)

                     Arnold Investment Counsel Incorporated
                              700 N. Water Street
                              Milwaukee, WI  53202
                    ---------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (414) 271-2726
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                  Date of reporting period: December 31, 2003
                                            -----------------

ITEM 1.  REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

(THE PRIMARY TREND FUNDS LOGO)

SEMIANNUAL REPORT

THE PRIMARY
TREND FUND

THE PRIMARY
INCOME FUND

MILWAUKEE, WISCONSIN
DECEMBER 31, 2003

MESSAGE TO SHAREHOLDERS. . .

     "...both the fundamental valuations on individual stocks and the underlying strength of the stock market's recent rally point to continued upside surprises ... the fundamental foundation for this stock market is much stronger now than at any time during the last five years ... Some negatives do exist ... However, we believe the corrections in the stock market will be mild and that we will look back on the October 2002 and March 2003 lows as the bear market lows."

                                                  THE PRIMARY TREND FUNDS
                                                  June 30, 2003 - Annual Report

  What a difference a year makes! At this time last year, not only was the Dow Jones Industrial Average trading 2500 points lower at the 8000 level, but the mood on Wall Street and Main Street was just as extreme. Discouragement, apprehension and even despair were emotional fixtures a year ago - a far cry from today's complacent mood, if not outright joy.

  Early in 2003, war with Iraq seemed imminent; an economic recovery seemed distant; and the damaging three-year-old bear market seemed permanent. The stock market, however, rarely accommodates the majority and last year was no exception as the doom-and-gloomsters were proven wrong. With the benefit of hindsight, it is safe to say that the October 2002 stock market low was the bear market low and the March 2003 low was a successful test, providing the launching pad for the bullish price action that transpired over the course of 2003.

A HOMOGENEOUS AFFAIR
--------------------

  One of the most important ingredients missing from the stock market since 1997 has been a broad-based advance. Even the spectacular gains in 1999-2000 were very narrow in scope and relegated to the technology arena. However, things changed in 2003 - broad participation by a majority of stocks in a majority of sectors finally resurfaced again. And the three-year losing streak was snapped in grand fashion too.

  Stocks of all market capitalizations (large, mid, small and micro) shined brightly in 2003, with the popular stock indices gaining anywhere from 25-50%. While we correctly identified the birth of a new cyclical bull market, we were obviously off target in our estimation of the NASDAQ Composite's leadership capabilities. Not only were technology and other NASDAQ issues leaders throughout the resurgent bull rally, but the NASDAQ Composite posted the best performance of the popular benchmarks with a +50% gain. Interestingly, it still remains 60% below its bubble peak of four years ago.
        ---------

  While slightly underperforming the Standard & Poor's 500 Composite's solid total return of +15.14% for the latter half of 2003, your Funds did stay close on its heels. For the six months ended 12/31/03, The Primary Trend Funds generated the following total returns for its shareholders:

                    THE PRIMARY TREND FUND               +13.21%
                    THE PRIMARY INCOME FUND              + 9.20%

  We have always shared in the investment philosophy of Steve Leuthold of the Leuthold Group. Simply put: "Our definition of long-term investment success is making it ... and keeping it." At The Primary Trend Funds, we have done just that for our shareholders during the tumultuous bear market. For the three-year and five-year periods ending December 31, 2003 (encompassing both bull and bear market cycles), The Primary Trend Fund has posted positive annual rates of
return (ROR) of +4.10% and +5.93%, respectively.   The Primary Income Fund has
also performed nicely in that same time period with RORs of +2.69% and +3.58%, respectively. The stock market on the other hand, as measured by the S&P 500 Composite, has lost money - with an annual ROR of -4.05% and -0.57% over the same three-year and five-year time frames. For regulatory purposes, the returns for the one- and ten-year periods ending December 31, 2003, for The Primary Trend Fund are +26.91% and +8.83%, respectively; and for The Primary Income Fund are +17.26% and +7.82%, respectively.

THE PRIMARY TREND FUND
----------------------

  The stock market in 2003 brought not only hefty gains to investors, but relief as well. Rallies off of bear market lows are some of the most powerful rallies in financial history. As we mentioned, it was a homogeneous affair that rewarded all equity investors to include value, growth, large cap and small cap.

  For us, quite frankly, 2003 was a very quiet year. Many of our portfolio moves were made in anticipation of a better environment for stocks. Looking in the rearview mirror, our one glaring weakness last year was underestimating the magnitude of technology's rise from the ashes. As value investors, technology stocks are rarely in our crosshairs anyway due to their lofty valuations. Today, tech stocks represent only 5% of The Primary Trend Fund's portfolio. We have taken profits in our Intel holding and will do the same with AT&T Wireless after its recent rally on takeover news by Cingular. We still hold Hewlett-Packard.

  The economy has kicked it into high gear as we enter 2004. Some pockets of economic production and growth haven't been this robust since the 1983 boom. These factors have rewarded The Primary Trend Fund's cyclical exposure. Currently, a full 41% of the portfolio is invested in cyclical names - both consumer cyclical as well as industrial. This is up from 35% at the end of June. Timely purchases and strong rallies in names such as Carnival Corp., Cendant, Dow Chemical, Ford Motor, General Electric, Nucor and United Technologies have contributed nicely to portfolio gains. Due to the overweighting and recent run-up, we do not anticipate further purchases to be directed into the cyclical sector.

  Consumer staple stocks now represent a mere 11% of the portfolio, with investments in Anheuser-Busch, Archer Daniels Midland, General Mills, and Mattel. Our attention toward value-oriented growth stocks has been redirected from the consumer staples toward the healthcare sector. The big pharmaceutical industry has been pummeled over the last few years. We continue to believe that drug stocks are trading at a major discount to their historical valuation levels as well as the stock market. We have increased our exposure to 17% of the portfolio by adding Merck and Pfizer to our stable.

THE PRIMARY INCOME FUND
-----------------------

  While The Primary Income Fund lagged the S&P 500 Composite over the last six months, it did outperform its other benchmark, the Standard & Poor's Utilities Index (+7.41%).

  As with The Primary Trend Fund, and for the very same reasons, we have increased The Primary Income Fund's exposure to the cyclical sector from just under 20% six months ago to 23% today. Lower valuations and higher earnings' leverage as the economy improves should benefit the sector in general and the Fund's holdings in particular.

  Healthcare has also been a greater focus in the portfolio lately. By adding to Schering-Plough and initiating a new position in Merck, pharmaceutical stocks now represent 11% of the Fund's assets. Their above-average dividend yields, combined with their historically low valuations, make these stocks especially compelling.

  The Primary Income Fund's stable of utility securities has held steadfast for the majority of 2003. Investments in electric and natural gas utility common stocks as well as a select few water utility equities now total 29% of the portfolio. The 5-6% dividend yields offered by these stocks will help offset the lowered income stream offered by today's bond environment.

  We are still negative on the outlook for interest rates. While the Fed may be slow to reverse course and raise short-term interest rates, we believe that bond investors already sniff a hint of inflation and will push bond prices lower
- and hence, long-term interest rates higher. We are content to keep our fixed-income exposure to a minimal 9% of the portfolio in today's dicey bond market.

2004 - A YEAR OF TRANSITION
---------------------------

  In 2003, the stock market did indeed climb the proverbial "Wall of Worry" - the tragedies of war, the uncertainty of Code Orange alerts, the quagmire of corporate earnings and malfeasance, and the newly cultivated mutual fund scandals. The fact that the stock market actually went up in the face of these events is really not too surprising to contrarians or market historians. The stock market, in its infinite wisdom, was discounting the following positive developments: 1) a decisive victory in the war against Iraq; 2) an economy that is rolling along at its best pace in 20 years; 3) continued low interest rates and inflation still in hibernation; 4) Bush's tax-cut package that seems to have stoked the flames of consumer spending; and 5) investors' return to the stock market evidenced by net money flow back into mutual funds.
                                              ----

  We believe, however, that many of these positives are now reflected in current stock prices - which is why the Dow Jones Industrial Average is trading at 10,500 and not 8000; why the NASDAQ Composite is at 2100 and not 1300; and why Ford Motor is at 15 and not 7. The easy money has been made.

  Despite the numerous positives, the one nagging issue that has yet to affect the stock market is sentiment. Those who were burned during the Internet Bubble and ensuing Tech Wreck are right back at the punchbowl. Investors do not seem to be at all concerned with "reaching for the brass ring". Investors are desperately trying to get whole from their big losses and are doing so by once again ignoring risk. Sentiment as measured by Investors Intelligence has been overly euphoric as well (a negative), with Bulls outnumbering Bears by a 2-to-l margin for 39 weeks in a row.

  This shift from fear last year to complacency this year, combined with the uncertainty surrounding the quadrennial circus (a/k/a presidential campaigning), will provide periods of weakness and bouts of profit-taking. Valuations will become much more important as 2004 unfolds, creating a ceiling to the equity markets.

A WORD ABOUT FUND SCANDALS
--------------------------

  As we are all aware, Mr. Spitzer has now embarked on a crusade to uncover illegal, unethical and unfortunate behavior in the mutual fund industry. His desire to fry the big fish will undoubtedly encumber even the small fish such as ourselves with a heavy burden of red tape. While we understand that some new regulations are necessary, we also understand that for most of the mutual fund complexes it is unnecessary - and for all investors it will be costly.

  The mutual fund "Mecca of the Midwest", as Milwaukee has become known, has been tarnished somewhat by Spitzer's investigations and allegations. At The Primary Trend Funds, we do not advocate nor tolerate market timing. In fact,
                                                     -------------
our long-term approach to investing doesn't even lend itself to the short-term mental gymnastics of market timing. Also, late trading is prohibited and has
                                           ------------
never occurred at The Primary Trend Funds. Our third party transfer agent, U.S. Bancorp Fund Services, LLC, oversees this function and also forbids late trading.

  We believe 2004 has the potential to be another solid year for stock pickers despite just an "average" year for the stock market indices. We are excited about what we have accomplished for our shareholders over the last several years and look forward to continued investment success. All of us at Arnold Investment Counsel value you as a fellow shareholder and thank you for your trust and confidence you place in us each and every year.

  Sincerely,

  /s/Lilli Gust                              /s/Barry S. Arnold

  Lilli Gust                                 Barry S. Arnold
  President                                  Vice President
                                             Chief Investment Officer

PORTFOLIOS OF INVESTMENTS
December 31, 2003 (unaudited)

                             THE PRIMARY TREND FUND

                                                                                                MARKET
  SHARES                                                                          COST          VALUE
----------                                                                     ----------     ----------
             COMMON STOCKS      90.9%
   39,999    AT&T Wireless Services, Inc.*<F1> (Telecommunications)            $   268,104    $   319,592
    6,000    Abbott Laboratories (Pharmaceutical products)                         178,980        279,600
   14,000    Allstate Corp. (Insurance)                                            446,252        602,280
   10,000    Anheuser-Busch Companies, Inc. (Beverages)                            295,400        526,800
   44,728    Archer-Daniels-Midland Co. (Food processing)                          632,603        680,760
    6,998    BP plc (Integrated oil company)                                       143,640        345,351
   20,000    Bristol-Myers Squibb Co. (Pharmaceuticals)                            549,995        572,000
   15,000    Carnival Corp. (Cruise lines)                                         381,585        595,950
   35,000    Cendant Corp.*<F1> (Diversified consumer services)                    477,480        779,450
    6,000    Chubb Corp. (Insurance)                                               327,730        408,600
   18,000    COX Communications, Inc.*<F1> (Cable T.V.)                            518,230        620,100
   12,000    Dow Chemical Co. (Diversified chemicals)                              406,200        498,840
   12,000    Du Pont (E.I.) de Nemours & Co. (Diversified chemicals)               545,260        550,680
   21,000    Ford Motor Co. (Automotive manufacturing)                             153,510        336,000
   23,000    General Electric Co. (Diversified manufacturing)                      668,649        712,540
   10,000    General Mills, Inc. (Diversified food)                                452,291        453,000
   23,812    Hewlett-Packard Co. (Computers)                                       401,711        546,962
    6,000    The Home Depot, Inc. (Retail-building products)                       136,080        212,940
    7,000    Johnson & Johnson (Medical products)                                  299,250        361,620
   10,000    Mattel, Inc. (Toys)                                                   190,803        192,700
   20,000    McDonald's Corp. (Restaurant chains)                                  471,931        496,600
   12,000    Merck & Co., Inc. (Pharmaceuticals)                                   531,160        554,400
    5,000    Nucor Corp. (Steel-producers)                                         191,175        280,000
   13,000    Occidental Petroleum Corp. (Integrated oil company)                   242,127        549,120
   10,000    Olin Corp. (Diversified chemicals)                                    170,500        200,600
    8,000    PartnerRe Ltd. (Insurance)                                            266,855        464,400
   15,000    Pfizer, Inc. (Pharmaceuticals)                                        483,254        529,950
   35,000    Schering-Plough Corp. (Pharmaceuticals)                               763,460        608,650
    8,000    Schlumberger Ltd. (Oil field services)                                316,800        437,760
    5,580    United Technologies Corp. (Aerospace)                                 231,525        528,817
   20,000    Walt Disney Co. (Entertainment and media)                             365,300        466,600
   12,000    Wendy's International, Inc. (Restaurant chains)                       264,397        470,880
                                                                               -----------    -----------
                 Total Common Stocks                                            11,772,237     15,183,542
                                                                               -----------    -----------

PRINCIPAL
  AMOUNT
---------
             BONDS AND NOTES      2.4%
             CORPORATE BOND
 $400,000    Alabama Power Co., 3.125%, due 5/1/08                                 394,218        394,101
                                                                               -----------    -----------
                 Total Bonds and Notes                                             394,218        394,101
                                                                               -----------    -----------
                 Total Long-Term Investments                                    12,166,455     15,577,643
                                                                               -----------    -----------

             SHORT-TERM INVESTMENTS      11.8%
             VARIABLE RATE DEMAND NOTES
  530,872    American Family Insurance Co., 0.76%                                  530,872        530,872
  810,833    US Bank, N.A., 0.89%                                                  810,833        810,833
  633,781    Wisconsin Corporate Central Credit Union, 0.81%                       633,781        633,781
                                                                               -----------    -----------
                 Total Short-Term Investments                                    1,975,486      1,975,486
                                                                               -----------    -----------
             TOTAL INVESTMENTS      105.1%                                     $14,141,941     17,553,129
                                                                               -----------
                                                                               -----------
             Liabilities less Other Assets      (5.1)%                                           (848,883)
                                                                                              -----------
             NET ASSETS      100.0%                                                           $16,704,246
                                                                                              -----------
                                                                                              -----------

       SUMMARY OF INVESTMENTS BY SECTOR
                                                      PERCENT OF
       SECTOR                                   INVESTMENT SECURITIES
       ------                                   ---------------------
       Consumer, Non-cyclical                            30.5%
       Consumer, Cyclical                                13.1
       Short-Term Investments                            11.3
       Basic Materials                                    8.7
       Financial                                          8.4
       Communications                                     8.0
       Energy                                             7.6
       Industrial                                         7.1
       Technology                                         3.1
       Utilities                                          2.2
                                                        ------
       Total Investments                                100.0%

*<F1>  Non-income producing

                       See notes to financial statements.

PORTFOLIOS OF INVESTMENTS (continued)
December 31, 2003 (unaudited)

                            THE PRIMARY INCOME FUND

                                                                                                 MARKET
  SHARES                                                                           COST          VALUE
----------                                                                      ----------     ----------
             COMMON STOCKS      82.4%
    1,000    Abbott Laboratories (Pharmaceutical products)                      $   29,830     $   46,600
    2,000    Alliant Energy Corp. (Electric and gas utility)                        61,700         49,800
    3,000    Allstate Corp. (Insurance)                                            116,528        129,060
    3,000    American States Water Co. (Water utility)                              82,662         75,000
    2,000    Anheuser-Busch Companies, Inc. (Beverages)                             59,080        105,360
    1,637    Apartment Investment & Management Co.
               (Real estate investment trust)                                       23,363         56,477
    2,000    BP plc (Integrated oil company)                                        51,801         98,700
    4,000    Bristol-Myers Squibb Co. (Pharmaceuticals)                            114,562        114,400
    2,000    Carnival Corp. (Cruise lines)                                          51,156         79,460
    1,000    Chubb Corp. (Insurance)                                                54,455         68,100
    2,000    Cinergy Corp. (Electric and gas utility)                               39,641         77,620
    3,000    Dow Chemical Co. (Diversified chemicals)                              101,550        124,710
    4,000    DPL, Inc. (Electric and gas utility)                                   40,678         83,520
    2,691    DTE Energy Co. (Electric utility)                                     115,541        106,025
    2,500    Du Pont (E.I.) de Nemours & Co. (Diversified chemicals)               114,000        114,725
    6,000    Ford Motor Co. (Automotive manufacturing)                              43,620         96,000
    5,000    General Electric Co. (Diversified manufacturing)                      146,280        154,900
    3,000    Hewlett-Packard Co. (Computers)                                        52,530         68,910
    3,000    KeySpan Corp. (Natural gas utility)                                    74,816        110,400
    4,000    McDonald's Corp. (Restaurant chains)                                   88,197         99,320
    3,000    Merck & Co., Inc. (Pharmaceuticals)                                   130,830        138,600
    3,000    Occidental Petroleum Corp. (Integrated oil company)                    62,250        126,720
    5,000    Olin Corp. (Diversified chemicals)                                     85,250        100,300
    3,000    Otter Tail Corp. (Electric utility)                                    82,316         80,190
    4,000    SBC Communications, Inc. (Telecommunications)                          94,280        104,280
    7,000    Schering-Plough Corp. (Pharmaceuticals)                               127,580        121,730
    1,000    Schlumberger Ltd. (Oil field services)                                 39,600         54,720
    4,000    Sempra Energy (Natural gas utility)                                    62,362        120,240
    3,000    The Southern Company (Electric utility)                                85,890         90,750
    3,000    Vectren Corp. (Natural gas utility)                                    64,302         73,950
    1,000    Walt Disney Co. (Entertainment and media)                              22,360         23,330
    2,000    Wendy's International, Inc. (Restaurant chains)                        45,441         78,480
    4,000    Wisconsin Energy Corp. (Electric and gas utility)                      98,278        133,800
                                                                                ----------     ----------
                    Total Common Stocks                                          2,462,729      3,106,177
                                                                                ----------     ----------

PRINCIPAL
  AMOUNT
----------
             BONDS AND NOTES      9.4%
             CORPORATE BONDS
 $100,000    Alabama Power Co., 3.125%, due 5/1/08                                  98,545         98,525
  150,000    General Electric Capital Corp., 1.515%, due 6/11/08                   150,000        149,082
  100,000    Wisconsin Gas Co., 6.375%, due 11/1/05                                100,268        107,263
                                                                                ----------     ----------
                    Total Bonds and Notes                                          348,813        354,870
                                                                                ----------     ----------
                    Total Long-Term Investments                                  2,811,542      3,461,047
                                                                                ----------     ----------

             SHORT-TERM INVESTMENTS      10.2%
             VARIABLE RATE DEMAND NOTES
  178,751    American Family Insurance Co., 0.76%                                  178,751        178,751
  206,257    Wisconsin Corporate Central Credit Union, 0.81%                       206,257        206,257
                                                                                ----------     ----------
                    Total Short-Term Investments                                   385,008        385,008
                                                                                ----------     ----------
             TOTAL INVESTMENTS      102.0%                                      $3,196,550      3,846,055
                                                                                ----------
                                                                                ----------
             Liabilities less Other Assets      (2.0)%                                            (76,873)
                                                                                               ----------
             NET ASSETS      100.0%                                                            $3,769,182
                                                                                               ----------
                                                                                               ----------

       SUMMARY OF INVESTMENTS BY SECTOR

                                                PERCENT OF
       SECTOR                             INVESTMENT SECURITIES
       ------                             ---------------------
       Utilities                                   31.4%
       Consumer, Non-cyclical                      13.7
       Short-Term Investments                      10.0
       Consumer, Cyclical                           9.2
       Basic Materials                              8.8
       Industrial                                   7.9
       Energy                                       7.3
       Financial                                    6.6
       Communications                               3.3
       Technology                                   1.8
                                                  ------
       Total Investments                          100.0%

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2003 (unaudited)

                                                 THE PRIMARY     THE PRIMARY
                                                  TREND FUND     INCOME FUND
                                                 -----------     -----------
Assets:
  Investments, at Value (Note 2a):
     Common Stocks                               $15,183,542      $3,106,177
     Bonds and Notes                                 394,101         354,870
     Short-Term Investments                        1,975,486         385,008
                                                 -----------      ----------
       Total Investments (Cost $14,141,941
         and $3,196,550, respectively)            17,553,129       3,846,055

     Receivable for Investments Sold                 116,898              --
     Dividends Receivable                             31,285           7,132
     Interest Receivable                               3,460           2,024
     Prepaid Expenses and Other Assets                 8,084           4,258
                                                 -----------      ----------
       Total Assets                               17,712,856       3,859,469
                                                 -----------      ----------

Liabilities
  Payable for Investments Purchased                  948,468          72,299
  Capital Shares Payable                              33,101              --
  Accrued Investment Advisory Fees                    10,204           4,060
  Other                                               16,837          13,928
                                                 -----------      ----------
       Total Liabilities                           1,008,610          90,287
                                                 -----------      ----------
Net Assets                                       $16,704,246      $3,769,182
                                                 -----------      ----------
                                                 -----------      ----------

Shares Outstanding                                 1,319,781         309,917
Net Asset Value Per Share                        $    12.66       $    12.16
                                                 -----------      ----------
                                                 -----------      ----------

Net Assets Consist of:
  Capital Stock (30,000,000 shares
    authorized each)                             $13,234,899      $3,320,062
  Undistributed Net Investment Income (Loss)              (2)            730
  Undistributed Net Realized Gain (Loss)              58,161        (201,115)
  Net Unrealized Appreciation of Investments       3,411,188         649,505
                                                 -----------      ----------
Net Assets                                       $16,704,246      $3,769,182
                                                 -----------      ----------
                                                 -----------      ----------

                       See notes to financial statements.

STATEMENTS OF OPERATIONS
For the six months ended December 31, 2003 (unaudited)

                                             THE PRIMARY      THE PRIMARY
                                              TREND FUND      INCOME FUND
                                             -----------      -----------
Income:
  Interest                                    $      684       $  9,408
  Dividends                                      132,751(a)<F2>  45,091(b)<F3>
                                              ----------       --------
      Total Income                               150,435         54,499
                                              ----------       --------
Expenses:
  Investment Advisory Fees (Note 3)               57,195         13,155
  Administration and Accounting Fees              18,476         13,197
  Shareholder Servicing Costs                     15,597          6,462
  Professional Fees                               13,998         13,683
  Printing                                         5,080          1,279
  Registration Fees                                4,036          2,990
  Custodial Fees                                   1,785          1,743
  Insurance                                        1,525            361
  Postage                                          1,377            403
  Pricing                                            796            995
  Other                                            1,538          1,181
                                              ----------       --------
  Total Expenses Before Reimbursement            121,403         55,449
  Less Expenses Reimbursed By Adviser (Note 3)        --        (37,672)
                                              ----------       --------
  Net Expenses                                   121,403         17,777
                                              ----------       --------
Net Investment Income                             29,032         36,722
                                              ----------       --------
Net Realized Gain (Loss) on Investments          185,227        (64,105)
Change in Net Unrealized
  Appreciation of Investments                  1,722,255        344,421
                                              ----------       --------
Net Realized and Unrealized
  Gain on Investments                          1,907,482        280,316
                                              ----------       --------
Net Increase in Net Assets From Operations    $1,936,514       $317,038
                                              ----------       --------
                                              ----------       --------

(a)<F2>   Net of $607 in foreign withholding taxes.
(b)<F3>   Net of $139 in foreign withholding taxes.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                 THE PRIMARY                    THE PRIMARY
                                                  TREND FUND                    INCOME FUND
                                         ----------------------------   ----------------------------
                                         SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                                           DECEMBER 31,     JUNE 30,      DECEMBER 31,     JUNE 30,
                                               2003           2003            2003           2003
                                         ----------------  ----------   ----------------  ----------
                                           (UNAUDITED)                    (UNAUDITED)
Operations:
  Net Investment Income                     $    29,032     $   57,412     $   36,722     $   78,493
  Net Realized Gain (Loss)
    on Investments                              185,227        114,534        (64,105)       (42,122)
  Change in Net Unrealized Appreciation
    of Investments                            1,722,255       (144,605)       344,421       (155,240)
                                            -----------    -----------     ----------     ----------
  Net Increase (Decrease) in Net
    Assets from Operations                    1,936,514         27,341        317,038       (118,869)
                                            -----------    -----------     ----------     ----------
Distributions to Shareholders:
  From Net Investment Income                    (44,016)       (61,692)       (35,992)       (78,690)
  From Net Realized Gains                      (114,374)      (673,924)            --             --
                                            -----------    -----------     ----------     ----------
  Decrease in Net Assets
    from Distributions                         (158,390)      (735,616)       (35,992)       (78,690)
                                            -----------    -----------     ----------     ----------
Fund Share Transactions:
  Proceeds from Shares Sold                     799,170      1,907,777         16,951         88,730
  Reinvested Distributions                      146,240        690,580         31,586         68,709
  Cost of Shares Redeemed                      (911,646)    (2,961,022)       (94,819)      (105,104)
                                            -----------    -----------     ----------     ----------
  Net Increase (Decrease) in Net Assets
    from Fund Share Transactions                 33,764       (362,665)       (46,282)        52,335
                                            -----------    -----------     ----------     ----------
Total Increase (Decrease) in
  Net Assets                                  1,811,888     (1,070,940)       234,764       (145,224)
Net Assets:
  Beginning of Period                        14,892,358     15,963,298      3,534,418      3,679,642
                                            -----------    -----------     ----------     ----------
  End of Period                             $16,704,246    $14,892,358     $3,769,182     $3,534,418
                                            -----------    -----------     ----------     ----------
                                            -----------    -----------     ----------     ----------
Undistributed Net Investment
  Income (Loss) at End of Period            $        (2)   $    14,982     $      730     $       --
                                            -----------    -----------     ----------     ----------
                                            -----------    -----------     ----------     ----------
Transactions in Shares:
  Sales                                          68,194        187,369          1,492          8,309
  Reinvested Distributions                       12,696         64,375          2,778          6,414
  Redemptions                                   (78,627)      (282,056)        (8,475)        (9,781)
                                            -----------    -----------     ----------     ----------
  Net Increase (Decrease)                         2,263        (30,312)        (4,205)         4,942
                                            -----------    -----------     ----------     ----------
                                            -----------    -----------     ----------     ----------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for each period

                                          SIX MONTHS ENDED                           YEAR ENDING JUNE 30,
                                            DECEMBER 31,       ----------------------------------------------------------------
                                                2003           2003           2002           2001           2000           1999
                                          ----------------     ----           ----           ----           ----           ----
                                            (UNAUDITED)
THE PRIMARY TREND FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period           $11.30         $11.84         $12.39         $10.55         $12.64         $13.98
                                               ------         ------         ------         ------         ------         ------
Net Investment Income                            0.02           0.04           0.05           0.16           0.20           0.19
Net Realized and Unrealized
  Gain (Loss) on Investments                     1.46          (0.03)         (0.39)          2.19          (1.53)          0.23
                                               ------         ------         ------         ------         ------         ------
Total from Investment Operations                 1.48           0.01          (0.34)          2.35          (1.33)          0.42
                                               ------         ------         ------         ------         ------         ------
Less Distributions:
     From Net Investment Income                 (0.03)         (0.05)         (0.12)         (0.20)         (0.17)         (0.16)
     From Net Realized Gains                    (0.09)         (0.50)         (0.09)         (0.31)         (0.59)         (1.60)
                                               ------         ------         ------         ------         ------         ------
     Total Distributions                        (0.12)         (0.55)         (0.21)         (0.51)         (0.76)         (1.76)
                                               ------         ------         ------         ------         ------         ------
Net Increase (Decrease)                          1.36          (0.54)         (0.55)          1.84          (2.09)         (1.34)
                                               ------         ------         ------         ------         ------         ------
Net Asset Value, End of Period                 $12.66         $11.30         $11.84         $12.39         $10.55         $12.64
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                        13.21%*<F4>     0.34%         (2.77%)        22.54%        (11.13%)         4.68%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)      $16,704        $14,892        $15,963        $17,650        $14,787        $21,351
Ratio of Net Expenses
  to Average Net Assets                         1.57%          1.60%          1.44%          1.38%          1.40%          1.27%
Ratio of Net Investment Income
  to Average Net Assets                         0.37%          0.41%          0.41%          1.36%          1.69%          1.53%
Portfolio Turnover                              16.1%*<F4>     27.5%          34.4%          44.7%          32.6%          47.9%

*<F4>  Not annualized.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table shows per share operation performance data, total investment return, ratios and supplemental data for each period

                                          SIX MONTHS ENDED                           YEAR ENDING JUNE 30,
                                            DECEMBER 31,       ----------------------------------------------------------------
                                                2003           2003           2002           2001           2000           1999
                                          ----------------     ----           ----           ----           ----           ----
                                            (UNAUDITED)
THE PRIMARY INCOME FUND
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period           $11.25         $11.90         $12.22         $10.40         $12.24         $13.86
                                               ------         ------         ------         ------         ------         ------
Net Investment Income                            0.12           0.25           0.28           0.35           0.44           0.42
Net Realized and Unrealized
  Gain (Loss) on Investments                     0.91          (0.65)         (0.32)          1.82          (1.60)         (0.14)
                                               ------         ------         ------         ------         ------         ------
Total from Investment Operations                 1.03          (0.40)         (0.04)          2.17          (1.16)          0.28
                                               ------         ------         ------         ------         ------         ------
Less Distributions:
     From Net Investment Income                 (0.12)         (0.25)         (0.28)         (0.35)         (0.44)         (0.43)
     From Net Realized Gains                       --             --             --             --          (0.24)         (1.47)
                                               ------         ------         ------         ------         ------         ------
     Total Distributions                        (0.12)         (0.25)         (0.28)         (0.35)         (0.68)         (1.90)
                                               ------         ------         ------         ------         ------         ------
Net Increase (Decrease)                          0.91          (0.65)         (0.32)          1.82          (1.84)         (1.62)
                                               ------         ------         ------         ------         ------         ------
Net Asset Value, End of Period                 $12.16         $11.25         $11.90         $12.22         $10.40         $12.24
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------
TOTAL INVESTMENT RETURN                         9.20%*<F5>   (3.20)%         (0.37%)        21.09%         (9.66%)         2.97%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)       $3,769         $3,534         $3,680         $3,726         $3,372         $4,276
Ratio of Net Expenses
  to Average Net Assets                         1.00%          1.00%          1.00%          1.00%          1.00%          1.00%
Ratio of Net Investment Income
  to Average Net Assets                         2.07%          2.36%          2.27%          3.02%          4.04%          3.46%
Ratio of Total Expenses
  to Average Net Assets                         3.12%          3.06%          2.78%          2.44%          2.43%          2.12%
Portfolio Turnover                              16.9%*<F5>     30.5%          21.5%          36.6%          33.4%          46.9%

*<F5>  Not annualized.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 2003 (unaudited)

1.   ORGANIZATION

     The Primary Trend Fund, Inc. ("Trend Fund") began operations on September 15, 1986. The Primary Income Funds, Inc. ("Income Fund") began operations on September 1, 1989. The Trend Fund and the Income Fund, collectively, the "Funds," are registered under the Investment Company Act of 1940 as open-end investment management companies.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds.

     a. Each security, excluding securities with 60 days or less remaining to maturity, is valued at the last sale price, or if no sale is reported, the average of the latest bid and asked prices. Price information on listed stocks is taken from the exchange where the security is primarily traded. Other securities for which market quotations are not readily available are valued under procedures approved by the Boards of Directors. Securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

     b. Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned, and includes amortization of premiums and discounts. Securities gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

     c. No provision for federal income taxes has been made since the Funds have elected to be taxed as regulated investment companies and intend to distribute their net investment income and net realized gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. At June 30, 2003, the Income Fund had a federal income tax capital loss carryforward of $123,581 which $54,512 expires in 2009 and $69,069 expires in 2011. To the extent that the Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward. As of June 30, 2003 the Income Fund had $13,429 of post-October capital losses which are deferred, for tax purposes, to the fiscal year ending June 30, 2004. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

     d. Dividends from net investment income are declared and paid at least annually by the Trend Fund and are declared and paid monthly by the Income Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences.

                                                TREND FUND                    INCOME FUND
                                         ------------------------      -------------------------
     FISCAL YEAR ENDING JUNE 30,            2003          2002            2003           2002
                                         ----------    ----------      ----------     ----------
     Distributions paid from:
          Ordinary Income                 $ 61,692       $261,678        $78,690        $84,635
          Net long term capital gains      673,924         32,928             --             --
                                          --------       --------        -------        -------
     Total taxable distributions           735,616        294,606         78,690         84,635
          Tax return of capital                 --             --             --             --
                                          --------       --------        -------        -------
     Total distributions paid             $735,616       $294,606        $78,690        $84,635
                                          --------       --------        -------        -------
                                          --------       --------        -------        -------

          For the year ended June 30, 2003, the Trend Fund designated $673,924 as a long-term capital gain distribution for purposes of the dividends paid deduction.

     e. The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENTS

     The Funds have agreements with Arnold Investment Counsel, Inc. (the "Adviser"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser. Under the terms of the agreements, the Adviser receives from both the Trend Fund and the Income Fund a monthly fee at an annual rate of 0.74% of their respective average daily net assets. The agreements further stipulate that the Adviser will reimburse the Income Fund for annual expenses exceeding certain specified levels. In addition to the reimbursements required under the agreements, the Adviser has voluntarily reimbursed the Income Fund for additional expenses incurred during the six months ended December 31, 2003. For the six months ended December 31, 2003, the Adviser reimbursed the Income Fund for all expenses exceeding 1.00% of its respective average daily net assets. This additional voluntary reimbursement to the Fund may be modified or discontinued at any time by the Adviser. The Adviser did not reimburse the Trend Fund for any expenses during the six months ended December 31, 2003. For the six months ended December 31, 2003, the Funds incurred investment advisory fees, net of expense reimbursements, totaling $32,678. The Trend Fund paid total directors fees of $1,500 to its outside directors and the Income Fund paid total directors fees of $1,500 to its outside directors during the six months ended December 31, 2003.

4.   PURCHASES AND SALES OF SECURITIES

     Total purchases and sales of securities, other than short-term investments, for the Funds for the six months ended December 31, 2003 were as follows:

                                                  TREND FUND    INCOME FUND
                                                  ----------    -----------
     Purchases                                    $2,900,634      $664,274
     Sales                                        $2,209,711      $520,734

5.   TAX INFORMATION

     At December 31, 2003, gross unrealized appreciation and depreciation of investments, based on aggregate cost for federal income tax purposes of $14,268,955 and $3,196,550 for the Trend Fund and Income Fund, respectively, were as follows:

                                                  TREND FUND    INCOME FUND
                                                  ----------    -----------
     Appreciation                                 $3,624,157      $699,765
     Depreciation                                   (339,983)      (50,260)
                                                  ----------      --------
     Net Appreciation on Investments              $3,284,174      $649,505
                                                  ----------      --------
                                                  ----------      --------

     The book basis and tax basis of net unrealized appreciation (depreciation) on investments differs primarily as a result of the tax deferral of losses on wash sales.

     As of June 30, 2003, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                                  TREND FUND    INCOME FUND
                                                  ----------    -----------
     Undistributed ordinary income                $   14,982     $      --
     Undistributed long-term capital gains           114,342            --
                                                  ----------     ---------
     Accumulated earnings                            129,324            --
     Accumulated capital and other losses                 --      (137,010)
     Unrealized appreciation                       1,561,899       305,084
                                                  ----------     ---------
     Total accumulated earnings                   $1,691,223     $ 168,074
                                                  ----------     ---------
                                                  ----------     ---------

CHANGE OF INDEPENDENT AUDITORS

On December 9, 2003, the Funds' Board of Directors determined not to select Ernst & Young LLP ("E&Y") as independent accountants for the Funds for the fiscal year ending June 30, 2004, and instead selected BKD, LLP. E&Y's report on the Funds' financial statements for the two-year period ended June 30, 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the two-year period ended June 30, 2003, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of E&Y, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

PROXY VOTING POLICIES AND PROCEDURES

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-443-6544 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. After August 31, 2004, information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004, will be available without charge, upon request, by calling 1-800-443-6544 or by accessing the website of the Securities and Exchange Commission.


(THE PRIMARY TREND FUNDS LOGO)

WWW.PRIMARYTRENDFUNDS.COM

INVESTMENT ADVISER
 Arnold Investment Counsel Incorporated
 700 North Water Street
 Milwaukee, Wisconsin 53202
 1-800-443-6544

OFFICERS
 Lilli Gust, President and Treasurer
 Barry S. Arnold, Vice President and Secretary

DIRECTORS
 Barry S. Arnold
 Lilli Gust
 Clark J. Hillery
 Harold L. Holtz
 William J. Rack

ADMINISTRATOR
 UMB Fund Services, Inc.
 803 West Michigan Street
 Milwaukee, Wisconsin 53233

CUSTODIAN
 U.S. Bank, N.A.
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
 U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
 Milwaukee, Wisconsin 53202
 1-800-968-2122

INDEPENDENT AUDITORS
 BKD, LLP
 Twelve Wyandatte Plaza
 120 West 12th Street, Suite 1200
 Kansas City, MO 64105

LEGAL COUNSEL
 Foley & Lardner
 777 East Wisconsin Avenue
 Milwaukee, Wisconsin 53202

Founding member of
100%
NO-LOAD TM
MUTUAL FUND
COUNCIL

ITEM 2.  CODE OF ETHICS

Not applicable. This disclosure is effective for annual reports with periods ending on or after July 15, 2003.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  RESERVED

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  RESERVED

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 10.  CONTROLS AND PROCEDURES

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that have materially affected or are reasonably likely to materially affect Registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS

(a) Code of Ethics. Not applicable. The exhibit is effective for annual reports with periods ending on or after July 15, 2003.

(b) Certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Primary Income Funds, Inc.
------------------------------

s/ Lilli Gust
---------------------------

Lilli Gust
Principal Executive Officer
February 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

s/ Lilli Gust
---------------------------

Lilli Gust
Principal Executive Officer
February 27, 2004

s/ Lilli Gust
---------------------------

Lilli Gust
Principal Financial Officer
February 27, 2004